Note 14 - Subsequent Events	6 Months Ended
Jun. 30, 2023
Notes to Financial Statements
Subsequent Events [Text Block]

14. Subsequent Events

The following events occurred after  June 30, 2023:

a)	In July and August 2023, the Company under its Share Repurchase Program repurchased and cancelled 41,921 common shares for an aggregate consideration of approximately $0.94 million.

b)

On July 6, 2023, the Company took delivery of its second newbuilding M/V Terataki, an eco EEDI Phase 3 compliant, 2,800 teu feeder containership vessel from Hyundai Mipo Dockyard Co. in South Korea. The vessel is equipped with a Tier III engine and other sustainability linked features including installation of AMP (alternative maritime power). The acquisition was financed with a combination of own funds and a sustainability-linked loan provided by the National Bank of Greece S.A. (see Note 8). Following its delivery, M/V Terataki commenced a thirty-six to forty months charter with Asyad Lines.

c)

In July 2023, the Company agreed to terminate the current time charter agreements of M/V “Rena P”, which was originally expiring in February 2025 earning a daily rate of $20,250 until April 2024 and, subsequently, a daily rate based on the CONTEX index with a floor of $13,000 and a ceiling of $21,000 per day and the time charter agreement of M/V Emmanuel P, which was originally expiring in March 2025 at a daily rate of $19,000. Contemporaneously with the termination, the Company has entered into a time charter contract with Orient Overseas Container Line Ltd for a minimum period of twenty to a maximum period of twenty-four months at the option of the charterer, at a gross daily rate of $21,000 for each vessel. The new charters commenced in August 2023.